                                                                      Exhibit 99

                                           Joint Filer Information

Date of Event
Requiring Statement:       March 26, 2012

Issuer Name and Ticker
or Trading Symbol:         Nielsen Holdings N.V. [NLSN]

Designated Filer:          DBD Cayman, Ltd.

Other Joint Filers:        Carlyle Offshore Partners II Holdings, Ltd.
                           Carlyle Offshore Partners II Ltd.
                           DBD Cayman Holdings, Ltd.
                           TCG Holdings Cayman II, L.P.
                           TC Group Cayman Investment Holdings, L.P.
                           CP IV GP, Ltd.
                           TC Group IV Cayman, L.P.
                           Carlyle Partners IV Cayman, L.P.
                           CP IV Coinvestment Cayman, L.P.
                           CEP II Managing GP Holdings, Ltd.
                           CEP II Managing GP, L.P.
                           Carlyle Europe Partners II, L.P.
                           CEP II Participations S.a r.l. SICAR

Addresses:                 The address for each of CEP II Managing GP, L.P. and
                           Carlyle Europe Partners II, L.P. is c/o The Carlyle
                           Group, 1001 Pennsylvania Ave. NW, Suite 220 South,
                           Washington, D.C. 20004-2505.

                           The address for CEP II Participations S.a
                           r.l. SICAR is 2 Avenue Charles de Gaulle,
                           Luxembourg L-1653, Luxembourg.

                           The address for each of the other Reporting
                           Persons is c/o Walker Corporate Services
                           Limited, Walker House, 87 Mary Street, George Town,
                           Grand Cayman KY1-9001, Cayman Islands.

Signatures:                Dated: March 28, 2012

                           Carlyle Offshore Partners II Holdings, Ltd.

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director

                           Carlyle Offshore Partners II, Ltd.
                           by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director

                           DBD Cayman Holdings, Ltd.
                           by: Carlyle Offshore Partners II, Ltd., its Class B Member
                           by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director

                           DBD Cayman, Ltd.
                           by: DBD Cayman Holdings, Ltd., its sole shareholder
                           by: Carlyle Offshore Partners II, Ltd., its Class B Member
                           by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director

                           TCG Holdings Cayman II, L.P.
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder
                           by: Carlyle Offshore Partners II, Ltd., its Class B Member
                           by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director

                           TC Group Cayman Investment Holdings, L.P.
                           by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder
                           by: Carlyle Offshore Partners II, Ltd., its Class B Member
                           by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director

                           CP IV GP, Ltd.
                           by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder
                           by: Carlyle Offshore Partners II, Ltd., its Class B Member
                           by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director

                           TC Group IV Cayman, L.P.
                           by: CP IV GP, Ltd., its general partner
                           by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder
                           by: Carlyle Offshore Partners II, Ltd., its Class B Member
                           by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director

                           Carlyle Partners IV Cayman, L.P.
                           by: TC Group IV Cayman, L.P.
                           by: CP IV GP, Ltd., its general partner
                           by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder
                           by: Carlyle Offshore Partners II, Ltd., its Class B Member
                           by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director

                           CP IV Coinvestment Cayman, L.P.
                           by: TC Group IV Cayman, L.P.
                           by: CP IV GP, Ltd., its general partner
                           by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder
                           by: Carlyle Offshore Partners II, Ltd., its Class B Member
                           by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director

                           CEP II Managing GP Holdings, Ltd.
                           by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder
                           by: Carlyle Offshore Partners II, Ltd., its Class B Member
                           by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director

                           CEP II Managing GP, L.P.
                           by: CEP II Managing GP Holdings, Ltd., its general partner by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder
                           by: Carlyle Offshore Partners II, Ltd., its Class B Member
                           by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director

                           Carlyle Europe Partners II, L.P.
                           by: CEP II Managing GP, L.P., its general partner
                           by: CEP II Managing GP Holdings, Ltd., its general partner by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder
                           by: Carlyle Offshore Partners II, Ltd., its Class B Member
                           by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director

                           CEP II Participations S.a r.l. SICAR
                           by: Carlyle Europe Partners II, L.P.,
                           by: CEP II Managing GP, L.P., its general partner
                           by: CEP II Managing GP Holdings, Ltd., its general partner by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder
                           by: Carlyle Offshore Partners II, Ltd., its Class B Member
                           by: Carlyle Offshore Partners II Holdings, Ltd., its sole shareholder

                           by:    /s/ Jeremy W. Anderson, attorney-in-fact
                                  ---------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Director